Exhibit 10.82

Amended and Restated Master Development and Supply Agreement

Between Apple and M-FLEX

This Amended and Restated Master Development and Supply Agreement #C56-12-00150 (this “Agreement”) is entered into by and between Apple Inc., a California corporation located at 1 Infinite Loop, Cupertino, California 95014, United States (“Apple”), and Multi-Fineline Electronix, Inc. (aka M-FLEX), a Delaware corporation, located at 3140-A Coronado Street, Anaheim, CA 92806 (“Company”), effective as of May 2, 2012 (the “Effective Date”). This Agreement amends, restates and replaces the prior Master Development and Supply Agreement #C56-06-00844.

Purpose

The purpose of this Agreement is to establish the terms and conditions that govern Company’s development and supply of components for use in Apple products.

Agreement

Capitalized terms not defined herein are defined in Attachment 1.

1. Scope of Agreement

This Agreement applies to Goods and related services that are described in an SOW, and to any other goods and related services that Supplier provides to Authorized Purchasers for use in Apple products that are not subject to a separate written agreement between the Parties.

2. Development & Qualification

2.1. Development. Supplier shall develop the Goods in accordance with all applicable Specifications. Supplier shall not modify any Specifications without Apple’s prior written consent.

2.2. Qualification. Supplier shall provide Apple a sufficient number of Goods for Apple to use to qualify the Goods for use in Apple products, in accordance with the applicable SOW.

2.3. Technical Support. If Apple identifies a bug or error in the Goods or in any related software or firmware, whether during the development and qualification of the Goods or during or after production of the Goods, Supplier shall provide technical support to Apple to address the bug or error in accordance with the response times set forth in Attachment 4.

2.4. Taxes. Goods and related services that are provided to Apple by Supplier during development and qualification have no intrinsic value in their tangible form. As such, no value added, sales, or use taxes have been assessed or are anticipated to be required as a result of the development and qualification of such Goods and related services provided under this Agreement.

2.5. Costs. [CONFIDENTIAL TREATMENT REQUESTED] shall be solely responsible for the costs it incurs during the development and qualification of the Goods.

3. Production

3.1. Production. Supplier shall produce the Goods in accordance with all applicable Specifications. Supplier shall not modify the processes used to produce the Goods without Apple’s prior written consent.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

3.2. Forecasts. Apple shall provide Supplier a written forecast of its [CONFIDENTIAL TREATMENT REQUESTED] demand for the Goods (the “Forecast”), and shall update the Forecast at least [CONFIDENTIAL TREATMENT REQUESTED]. The Forecast is [CONFIDENTIAL TREATMENT REQUESTED] to purchase any Goods.

3.3. Supply Commitment. Supplier shall manufacture a [CONFIDENTIAL TREATMENT REQUESTED] Goods to be able to meet Apple’s demand for Goods as indicated in the latest [CONFIDENTIAL TREATMENT REQUESTED] and in accordance with the required [CONFIDENTIAL TREATMENT REQUESTED] specified in an SOW. For example, if the latest [CONFIDENTIAL TREATMENT REQUESTED] indicates that 10,000 units of Goods may be required for a particular week, Supplier is responsible for manufacturing the number of Goods necessary for Supplier to be able to deliver at least 10,000 units of Goods to Authorized Purchasers during such week.

3.4. [CONFIDENTIAL TREATMENT REQUESTED]. If Supplier’s ability to supply Goods in accordance with the latest [CONFIDENTIAL TREATMENT REQUESTED] is constrained for any reason, Supplier shall [CONFIDENTIAL TREATMENT REQUESTED] to supply Goods to [CONFIDENTIAL TREATMENT REQUESTED] using such [CONFIDENTIAL TREATMENT REQUESTED] to supply goods to [CONFIDENTIAL TREATMENT REQUESTED], and Supplier shall fulfill purchase orders for the Goods issued by [CONFIDENTIAL TREATMENT REQUESTED] supplying other [CONFIDENTIAL TREATMENT REQUESTED] goods subject to the [CONFIDENTIAL TREATMENT REQUESTED]. In addition, Supplier shall promptly notify Apple [CONFIDENTIAL TREATMENT REQUESTED] and Supplier’s plan to resolve it, and shall provide Apple [CONFIDENTIAL TREATMENT REQUESTED] updates regarding the steps taken to [CONFIDENTIAL TREATMENT REQUESTED].

4. Purchase & Payment

4.1. Pricing. The Parties shall [CONFIDENTIAL TREATMENT REQUESTED] the price of Goods in the applicable SOW or other written agreement. [CONFIDENTIAL TREATMENT REQUESTED] all duties and taxes assessable upon the Goods prior to delivery to an Authorized Purchaser. At [CONFIDENTIAL TREATMENT REQUESTED], Supplier will complete the pricing addendum in Attachment 5 to identify the [CONFIDENTIAL TREATMENT REQUESTED] comprising a given Good. To the extent permitted by law, Supplier shall offer Authorized Purchasers [CONFIDENTIAL TREATMENT REQUESTED]. At [CONFIDENTIAL TREATMENT REQUESTED], Apple may obtain [CONFIDENTIAL TREATMENT REQUESTED] on specific [CONFIDENTIAL TREATMENT REQUESTED] listed in the pricing addendum.

4.2. Purchase Orders

(a) Issuance & Acceptance. To purchase Goods under this Agreement, an Authorized Purchaser will issue purchase orders to Supplier. Supplier shall accept and fulfill such purchase orders by the requested delivery date(s) to the extent that the units ordered [CONFIDENTIAL TREATMENT REQUESTED] the [CONFIDENTIAL TREATMENT REQUESTED] for the [CONFIDENTIAL TREATMENT REQUESTED] period. For example, if the latest Forecast indicates that 10,000 units of Goods may be required for a particular week, Supplier shall accept and fulfill all purchase orders issued by Authorized Purchasers to the extent that the units ordered for delivery during [CONFIDENTIAL TREATMENT REQUESTED] is [CONFIDENTIAL TREATMENT REQUESTED]. There are [CONFIDENTIAL TREATMENT REQUESTED] order requirements.

(b) Terms. All purchase orders for Goods and related services are subject to and governed by the terms and conditions of this Agreement, regardless of whether the purchase orders reference this Agreement. Any different or additional terms or conditions in any proposal, acknowledgment form or any other document will be of no force or effect and will not become part of this Agreement.

(c) Adjustments. An Authorized Purchaser may reschedule the delivery date or redirect shipments of any undelivered Goods [CONFIDENTIAL TREATMENT REQUESTED].

(d) Cancellation. An Authorized Purchaser may cancel all or a portion of any purchase orders issued by such Authorized Purchaser at any time [CONFIDENTIAL TREATMENT REQUESTED].

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

4.3. Payment

(a) Invoice. Supplier shall invoice Authorized Purchasers for any amounts owed by Authorized Purchasers. Payment terms will be [CONFIDENTIAL TREATMENT REQUESTED] from the date of invoice, which date shall not be prior to delivery of the Goods or other event giving rise to the payment that is due. Notwithstanding any terms found within Attachment 2 (General Terms & Conditions), [CONFIDENTIAL TREATMENT REQUESTED] an invoice for any amounts owed by Apple or any Authorized Purchaser under this Agreement within [CONFIDENTIAL TREATMENT REQUESTED] after the event giving rise to the payment [CONFIDENTIAL TREATMENT REQUESTED] a [CONFIDENTIAL TREATMENT REQUESTED] by Supplier of the Authorized Purchaser’s [CONFIDENTIAL TREATMENT REQUESTED] for the amounts due.

(b) Payment. An Authorized Purchaser is only responsible for paying for purchase orders issued by that Authorized Purchaser. [CONFIDENTIAL TREATMENT REQUESTED] is not responsible for paying purchase orders issued by [CONFIDENTIAL TREATMENT REQUESTED]. Authorized Purchasers may make payments by wire transfer.

(c) Currency. All amounts payable will be specified and paid in United States Dollars.

(d) Disputed Invoices. If an Authorized Purchaser disputes an invoice, Supplier shall promptly provide supporting documentation. For disputed invoices, payment terms are [CONFIDENTIAL TREATMENT REQUESTED] after the resolution of the dispute and re-issuance of the invoice, if necessary. Neither Party will be deemed to be in breach of this Agreement while they work to resolve any such dispute.

4.4. [CONFIDENTIAL TREATMENT REQUESTED] may, from time to time, [CONFIDENTIAL TREATMENT REQUESTED] (regardless of when payment is due) and recoup any amounts [CONFIDENTIAL TREATMENT REQUESTED] against any debt, credit or other obligation or liability payable by [CONFIDENTIAL TREATMENT REQUESTED] (regardless whether such debt, credit or other obligation or liability arose out of or relates to this Agreement). [CONFIDENTIAL TREATMENT REQUESTED] notice at least [CONFIDENTIAL TREATMENT REQUESTED] business days before any such [CONFIDENTIAL TREATMENT REQUESTED]. [CONFIDENTIAL TREATMENT REQUESTED] agrees that notice given will be effective even if a receiver, custodian, trustee, examiner, liquidator or similar official has been appointed for [CONFIDENTIAL TREATMENT REQUESTED] or any substantial portion of its assets. The rights described in this paragraph are in addition to any other rights and remedies available under this Agreement or applicable law, including, for example, the right to deduct damages from the [CONFIDENTIAL TREATMENT REQUESTED]. The terms [CONFIDENTIAL TREATMENT REQUESTED] and [CONFIDENTIAL TREATMENT REQUESTED] include their respective [CONFIDENTIAL TREATMENT REQUESTED] when used in this Section 4.4.

5. Delivery, Packaging, Labeling, & Logistics

5.1. On-Time Delivery. Time is of the essence as to the delivery of the Goods. Authorized Purchasers are not obligated to accept [CONFIDENTIAL TREATMENT REQUESTED] of Goods. Authorized Purchasers reserve the right to reject any [CONFIDENTIAL TREATMENT REQUESTED] delivery and to [CONFIDENTIAL TREATMENT REQUESTED] quantities to Supplier at [CONFIDENTIAL TREATMENT REQUESTED] risk and expense.

5.2. Hubs. [CONFIDENTIAL TREATMENT REQUESTED], Supplier shall store Goods in an Apple-approved warehouse located [CONFIDENTIAL TREATMENT REQUESTED] manufacturing or distribution facilities, or other [CONFIDENTIAL TREATMENT REQUESTED] (“Hubs”) prior to delivery to support the just-in-time delivery of Goods. [CONFIDENTIAL TREATMENT REQUESTED] (a) bear all costs

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

associated with warehousing Goods in Hubs; (b) maintain a sufficient inventory of Goods in the Hubs to satisfy the requirements of the latest [CONFIDENTIAL TREATMENT REQUESTED]; (c) ensure that the [CONFIDENTIAL TREATMENT REQUESTED] or its carrier(s) may withdraw Goods from the Hubs as needed; (d) fully insure or require the Hub operator to fully insure all Goods in transit to or stored at a Hub against all risk of loss or damage until such time as the [CONFIDENTIAL TREATMENT REQUESTED] takes title; and (e) require that the Hub operator take all steps necessary to protect the Goods in a Hub consistent with good commercial warehousing practice.

5.3. Delivery Terms

(a) Goods delivered from Hubs will be delivered [CONFIDENTIAL TREATMENT REQUESTED], with title and risk of loss transferring from Supplier to the Authorized Purchaser when the Authorized Purchaser or its designated carrier [CONFIDENTIAL TREATMENT REQUESTED].

(b) Goods delivered by direct shipment will be delivered [CONFIDENTIAL TREATMENT REQUESTED], with title and risk of loss transferring from Supplier to the Authorized Purchaser at the [CONFIDENTIAL TREATMENT REQUESTED]. Goods delivered to [CONFIDENTIAL TREATMENT REQUESTED] in the Asia-Pacific region will be delivered [CONFIDENTIAL TREATMENT REQUESTED], with title transferring at [CONFIDENTIAL TREATMENT REQUESTED] of the country of destination.

(c) Returned Goods will be delivered [CONFIDENTIAL TREATMENT REQUESTED] by the Authorized Purchaser), with title transferring to Supplier when placed in the [CONFIDENTIAL TREATMENT REQUESTED] at the [CONFIDENTIAL TREATMENT REQUESTED]. Goods returned from the Asia-Pacific region will be [CONFIDENTIAL TREATMENT REQUESTED], with title transferring to Supplier at the [CONFIDENTIAL TREATMENT REQUESTED] of the destination country.

5.4. Importer of Record. When [CONFIDENTIAL TREATMENT REQUESTED] is the “Importer of Record”, Supplier shall, at [CONFIDENTIAL TREATMENT REQUESTED], promptly forward to the [CONFIDENTIAL TREATMENT REQUESTED] any documents the [CONFIDENTIAL TREATMENT REQUESTED] may reasonably require to allow the [CONFIDENTIAL TREATMENT REQUESTED] the Goods through customs and/or obtain possession of the Goods at the port of entry.

5.5. Incoming Inspection. Goods will be [CONFIDENTIAL TREATMENT REQUESTED] by the Authorized Purchaser after delivery. Payment of invoices [CONFIDENTIAL TREATMENT REQUESTED] of Goods. The Authorized Purchaser [CONFIDENTIAL TREATMENT REQUESTED] delivered (individual units or entire lots) that do [CONFIDENTIAL TREATMENT REQUESTED] with all applicable Specifications. If an [CONFIDENTIAL TREATMENT REQUESTED] any Goods, Supplier shall, at the Authorized Purchaser’s [CONFIDENTIAL TREATMENT REQUESTED] for the [CONFIDENTIAL TREATMENT REQUESTED] items plus any inspection, test and transportation charges paid by the Authorized Purchaser, or [CONFIDENTIAL TREATMENT REQUESTED].

5.6. Freight Carriers. Supplier shall use the freight carriers selected or approved by Apple.

5.7. Labeling. [CONFIDENTIAL TREATMENT REQUESTED] is solely responsible for specifying any labeling of the Goods. [CONFIDENTIAL TREATMENT REQUESTED] may not print any of its own trade names, trademarks, or logos on the Goods without [CONFIDENTIAL TREATMENT REQUESTED] prior written consent.

5.8. Packaging. Supplier shall package all Goods in accordance with applicable Specifications using the best commercial practices.

6. Replacement Goods

6.1. [CONFIDENTIAL TREATMENT REQUESTED] any Goods identified by an Authorized Purchaser as [CONFIDENTIAL TREATMENT REQUESTED] and returned to Supplier during the Warranty Period,

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

regardless of the reason for [CONFIDENTIAL TREATMENT REQUESTED], even if the [CONFIDENTIAL TREATMENT REQUESTED] is due to abuse, misuse, negligence, accident, alteration, or faulty repair after shipment, or even if Supplier later identifies the Goods as [CONFIDENTIAL TREATMENT REQUESTED]. In the event that Supplier finds that [CONFIDENTIAL TREATMENT REQUESTED] quantities of Goods are identified by an Authorized Purchaser as [CONFIDENTIAL TREATMENT REQUESTED] and returned to Supplier, then Supplier shall [CONFIDENTIAL TREATMENT REQUESTED] will cooperate to resolve the issue as expediently as possible.

6.2. To support Apple’s ability to replace [CONFIDENTIAL TREATMENT REQUESTED] Goods in an Apple product, Supplier shall, at least [CONFIDENTIAL TREATMENT REQUESTED] before Apple first ships the Apple product and [CONFIDENTIAL TREATMENT REQUESTED] to Apple, deliver to Apple an initial inventory of replacement Goods equal to A x B, where:

A = the projected [CONFIDENTIAL TREATMENT REQUESTED].

B = the projected [CONFIDENTIAL TREATMENT REQUESTED].

6.3. Supplier shall sell Goods to Authorized Purchasers for at least [CONFIDENTIAL TREATMENT REQUESTED] of production of the last Apple product that uses the Goods. The price of such Goods will [CONFIDENTIAL TREATMENT REQUESTED] the price of the last unit of new Goods [CONFIDENTIAL TREATMENT REQUESTED] product.

7. Resources

7.1. Supplier Personnel. Supplier is solely responsible for managing Supplier Personnel, including hiring, firing, where and when Supplier Personnel perform their work, work assignments, practices, policies and procedures, and compliance with all applicable laws and regulations. [CONFIDENTIAL TREATMENT REQUESTED], Supplier shall provide Supplier Personnel to provide services [CONFIDENTIAL TREATMENT REQUESTED]. Such Supplier Personnel may be required to sign a written agreement with Apple acknowledging and agreeing to comply with Apple’s security and confidentiality requirements. Apple reserves the right to [CONFIDENTIAL TREATMENT REQUESTED] from entering Apple’s premises at [CONFIDENTIAL TREATMENT REQUESTED]. Supplier represents that Supplier has written agreements in place with each Supplier Personnel sufficient to enable Supplier to comply with all provisions of this Agreement.

7.2. Subcontractors. Company may subcontract the performance of its obligations under this Agreement to [CONFIDENTIAL TREATMENT REQUESTED], provided that Company [CONFIDENTIAL TREATMENT REQUESTED] and provided further that the [CONFIDENTIAL TREATMENT REQUESTED] and their [CONFIDENTIAL TREATMENT REQUESTED] are [CONFIDENTIAL TREATMENT REQUESTED]. Company hereby guarantees the performance by any subcontractor of Company’s obligations under this Agreement. Any breach of this Agreement caused by a subcontractor is deemed to be a breach of this Agreement by Company, and Company and the subcontractor are jointly and severally liable for any such breach.

7.3. Materials. Supplier shall secure all materials necessary to fulfill its obligations under this Agreement. [CONFIDENTIAL TREATMENT REQUESTED] with third party suppliers of such materials pursuant to which [CONFIDENTIAL TREATMENT REQUESTED] in connection with materials purchased by Supplier for the production of the Goods. [CONFIDENTIAL TREATMENT REQUESTED], Supplier will purchase materials used in the Goods [CONFIDENTIAL TREATMENT REQUESTED].

7.4. Equipment. Supplier shall secure all equipment necessary to fulfill its obligations under this Agreement.

7.5. Bill of Materials. Before placing orders for or purchasing any materials for use in Goods that are comprised of multiple components, Supplier will provide Apple, for Apple’s review and approval, a complete BOM for such Goods, as applicable, listing the supplier(s), part number(s), lead time(s), and cost(s) of each material therein, as applicable.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

8. Excessive Failures & Safety Risks

8.1. Notice. Supplier shall notify Apple immediately if it has reason to believe that the Goods may produce an Excessive Failure or present a Safety Risk.

8.2. Reimbursement. If there is an Excessive Failure or if the Goods present a Safety Risk, [CONFIDENTIAL TREATMENT REQUESTED] shall reimburse [CONFIDENTIAL TREATMENT REQUESTED] expenses incurred to respond to such Excessive Failure or Safety Risk, [CONFIDENTIAL TREATMENT REQUESTED]: diagnose any defect, develop tests and remedies for any defects, perform testing, promptly respond to customer inquiries and complaints, promptly replace the Goods, and promptly transport the Goods, or Apple products to and from Supplier, end users and Apple’s other customers, using overnight or priority freight service if Apple, [CONFIDENTIAL TREATMENT REQUESTED], deems it appropriate to do so to meet its customers’ needs.

8.3. [CONFIDENTIAL TREATMENT REQUESTED]. Supplier shall promptly [CONFIDENTIAL TREATMENT REQUESTED] affected Goods [CONFIDENTIAL TREATMENT REQUESTED] the Goods are in [CONFIDENTIAL TREATMENT REQUESTED]. If Apple requests, Supplier shall issue a [CONFIDENTIAL TREATMENT REQUESTED] for the Goods in lieu of a [CONFIDENTIAL TREATMENT REQUESTED]. If Apple is able to repair the affected Goods, Supplier shall promptly provide [CONFIDENTIAL TREATMENT REQUESTED] parts. If the Excessive Failure was triggered by the same or substantially same [CONFIDENTIAL TREATMENT REQUESTED] (e.g. related to the same component, material, design, manufacturing process, or test procedure), then Supplier shall provide [CONFIDENTIAL TREATMENT REQUESTED] for all Goods with the same or substantially same [CONFIDENTIAL TREATMENT REQUESTED]. If the Excessive Failure was triggered by [CONFIDENTIAL TREATMENT REQUESTED], then Supplier is only obligated to provide [CONFIDENTIAL TREATMENT REQUESTED] for Goods in the [CONFIDENTIAL TREATMENT REQUESTED] that triggered the Excessive Failure.

8.4. Records. Supplier shall keep and track the information necessary to determine the above calculations and make such information available to Apple upon Apple’s request during the term of the Agreement and [CONFIDENTIAL TREATMENT REQUESTED] are delivered.

8.5. Exceptions. [CONFIDENTIAL TREATMENT REQUESTED] will not be liable for an Excessive Failure or Safety Risk to the extent that the Excessive Failure or Safety Risk is primarily attributable to: (i) [CONFIDENTIAL TREATMENT REQUESTED] that could not reasonably have been implemented by [CONFIDENTIAL TREATMENT REQUESTED] in a way that would have avoided the Excessive Failure or the Safety Risk, or (ii) abuse, misuse, negligence, or faulty repair of the Goods [CONFIDENTIAL TREATMENT REQUESTED] of the Goods to the [CONFIDENTIAL TREATMENT REQUESTED].

9. Reports, Audits, & Inspections

9.1. Reports. Supplier shall provide Apple regular and detailed reports to enable Apple to monitor the production of the Goods including the status of all WIP. [CONFIDENTIAL TREATMENT REQUESTED], Supplier shall execute a [CONFIDENTIAL TREATMENT REQUESTED] that is substantially in the form provided in [CONFIDENTIAL TREATMENT REQUESTED], to authorize the [CONFIDENTIAL TREATMENT REQUESTED] to provide similar reports about the production of the Goods or any components thereof directly to Apple.

9.2. Audits. During the term of this Agreement and for [CONFIDENTIAL TREATMENT REQUESTED] to Supplier may, upon reasonable notice, audit Supplier’s records (including electronic records) to verify that Supplier has complied with its obligations under this Agreement. Supplier shall provide

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED] any information and documentation [CONFIDENTIAL TREATMENT REQUESTED] may reasonably request in connection with such audit in the format requested without delay. Supplier shall maintain all records, contracts and accounts related to the Goods and related services during the term of this Agreement and [CONFIDENTIAL TREATMENT REQUESTED]. Supplier shall make Supplier Personnel who are knowledgeable of the relevant records and business practices available to facilitate any such audit. Supplier shall reimburse Apple [CONFIDENTIAL TREATMENT REQUESTED] after the audit is completed for any [CONFIDENTIAL TREATMENT REQUESTED]. Supplier will be responsible for the [CONFIDENTIAL TREATMENT REQUESTED] if the audit reveals [CONFIDENTIAL TREATMENT REQUESTED] during the period of time subject to the audit.

9.3. Inspections. During the term of this Agreement, [CONFIDENTIAL TREATMENT REQUESTED] to Supplier may, upon reasonable notice, inspect Supplier’s facilities and interview Supplier Personnel to ensure compliance with the terms and conditions of this Agreement, including inspection of work in progress or completed Goods, development and manufacturing processes, working conditions, and on-site living conditions, as applicable. Supplier shall make Supplier Personnel who are knowledgeable of the relevant facilities available during such inspections.

10. Intellectual Property

10.1. [CONFIDENTIAL TREATMENT REQUESTED]

(a) Ownership. As between the parties, [CONFIDENTIAL TREATMENT REQUESTED]. If [CONFIDENTIAL TREATMENT REQUESTED] develops any [CONFIDENTIAL TREATMENT REQUESTED] hereby [CONFIDENTIAL TREATMENT REQUESTED], without reservation, all ownership rights, title and interest, including any Intellectual Property Rights, it may have in and to such [CONFIDENTIAL TREATMENT REQUESTED], and [CONFIDENTIAL TREATMENT REQUESTED] agrees to execute any documents reasonably requested [CONFIDENTIAL TREATMENT REQUESTED] to secure, register or enforce any Intellectual Property Rights in such [CONFIDENTIAL TREATMENT REQUESTED].

(b) Restrictions

(i) Supplier may only use [CONFIDENTIAL TREATMENT REQUESTED] for the purpose of performing Supplier’s obligations under this Agreement.

(ii) Supplier shall not use for its own purposes or sell or otherwise distribute to any third party any Goods or other products that contain or that are based upon any [CONFIDENTIAL TREATMENT REQUESTED] under this Agreement.

(iii) Supplier shall not engage in, nor will it authorize others to engage in, the reverse engineering, disassembly or the decompilation of any [CONFIDENTIAL TREATMENT REQUESTED] except as required to perform its obligations under the Agreement.

(iv) Supplier shall not use any [CONFIDENTIAL TREATMENT REQUESTED] under this Agreement for the purpose of: (i) identifying or providing evidence to support any potential [CONFIDENTIAL TREATMENT REQUESTED] claim against Apple, its Related Entities, or any of Apple’s direct or indirect suppliers or direct or indirect customers, (ii) filing [CONFIDENTIAL TREATMENT REQUESTED]; (iii) modifying its [CONFIDENTIAL TREATMENT REQUESTED] or the [CONFIDENTIAL TREATMENT REQUESTED] in any [CONFIDENTIAL TREATMENT REQUESTED] proceedings; or (iv) [CONFIDENTIAL TREATMENT REQUESTED] software, hardware, and/or confidential information against [CONFIDENTIAL TREATMENT REQUESTED].

(c) Trademarks. Supplier shall not use any Apple Trademarks for any purpose except to comply with its obligations under this Agreement. The goodwill derived from Supplier’s use of any Apple

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Trademarks inures exclusively to the benefit of and belongs to Apple. Supplier acknowledges Apple’s ownership of the Apple Trademarks and agrees not do anything inconsistent with Apple’s ownership of the Apple Trademarks, such as filing any trademark application for an identical or similar mark anywhere in the world.

10.2. Supplier IP

(a) Ownership. As between the parties, Supplier owns all right, title, and interest in Supplier Technology.

(b) License. Supplier grants to Apple a non-exclusive, irrevocable, royalty-free, perpetual, worldwide license under Supplier’s Intellectual Property Rights to make, have made, use, sell, offer to sell, import, reproduce, display, perform, distribute, modify, compile, execute, and make derivative works of any Supplier Technology provided by Supplier to Authorized Purchasers in connection with the Goods to the extent necessary to use the Goods in Apple products.

(c) Non-Assert. Supplier, on behalf of itself and any Supplier Affiliates, covenants not to assert any claims against Apple, Apple Affiliates, Apple products or components thereof, or Apple’s direct or indirect customers or distributors for infringement of any Intellectual Property.

11. Representations & Warranties

Supplier represents and warrants that (a) Supplier has the right to enter into this Agreement and its performance of this Agreement will be free and clear of liens and encumbrances and will not cause Supplier to breach any other written agreements to which it is a party; (b) all specifications and documentation provided by Supplier are complete and accurate; (c) the Goods are not be misbranded or falsely labeled, advertised, or invoiced; (d) the Goods do not infringe any Intellectual Property Rights of a third party; (e) the Goods (except Goods used as replacements) are new and comprised of new materials when delivered; (f) the Goods are safe for any use that is consistent with applicable Specifications or that is reasonably foreseeable; and (g) the Goods conform to all applicable Specifications and are free from any defects when delivered.

12. Indemnification

12.1. Indemnity. Supplier shall indemnify and hold Apple, Apple Affiliates and Apple Personnel harmless from and against any costs, damages and fees (including attorney and other professional fees) attributable to any claims or allegations that: (i) the Goods, or any portion thereof, or the incorporation or use of the Goods in Apple products, directly or indirectly infringes any third-party’s Intellectual Property Rights; (ii) the Goods, or Apple Equipment (in Supplier’s possession) caused injury or damages; or (iii) arise or are alleged to have arisen as a result of negligent, reckless, and/or intentional acts or omissions of Supplier or Supplier Personnel or [CONFIDENTIAL TREATMENT REQUESTED] of any term of this Agreement (“Covered Claims”). Supplier shall provide all reasonable assistance, at [CONFIDENTIAL TREATMENT REQUESTED] expense, to Apple and to Apple’s counsel, advisers, and experts in responding to, defending, and remedying the Covered Claim, including making deponents available, producing documents and other information to Apple, and if requested by Apple and if permitted under the Federal Rules of Civil Procedure or other applicable rules, Supplier shall participate as a third-party intervenor in the proceeding. In addition, Supplier shall, upon Apple’s request, lead the defense of the Covered Claims, at [CONFIDENTIAL TREATMENT REQUESTED] expense, provided that Apple: (a) notifies Supplier promptly in writing of any such claims or allegations; (b) permits Supplier to respond to and defend the claim using mutually-agreed upon counsel; and (c) provides information and assistance reasonably necessary to enable Supplier to defend the claim, at [CONFIDENTIAL TREATMENT REQUESTED] expense.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(a) Supplier shall not enter into any settlement that imposes any obligation on Apple without Apple’s prior written consent. Supplier shall not [CONFIDENTIAL TREATMENT REQUESTED] any settlement of such claim or allegation [CONFIDENTIAL TREATMENT REQUESTED]. If Supplier does not agree that the claim or suit is fully covered by this indemnity provision, then the parties agree to negotiate in good faith an equitable arrangement regarding the control of defense of the claim or suit and any settlement thereof consistent with Supplier’s obligations hereunder.

12.2. Exceptions. Supplier will have no obligation to indemnify Apple, Apple Affiliates, or Apple Personnel against any claims pursuant to clause (i) in Section 12.1 above or to perform any actions pursuant to Section 12.3 below: (a) if and to the extent that the claim is directly attributable to the [CONFIDENTIAL TREATMENT REQUESTED], or the infringement is directly attributable to [CONFIDENTIAL TREATMENT REQUESTED] which, if Supplier was responsible for implementing, could not [CONFIDENTIAL TREATMENT REQUESTED] by Supplier; or (b) if, with respect to claims of patent infringement, the Goods (i) do not [CONFIDENTIAL TREATMENT REQUESTED] of the asserted patents and (ii) do not [CONFIDENTIAL TREATMENT REQUESTED].

12.3. Duty to Correct. If a third party claims that the Goods infringe any Intellectual Property Rights, Supplier shall, in addition to its obligations under Section 12.1 above, promptly notify Apple in writing and, [CONFIDENTIAL TREATMENT REQUESTED] that is practicable: (i) obtain for Apple from such third party rights with respect to the Goods to enable Supplier to perform its obligations under this Agreement; (ii) modify the Goods so they are non-infringing and in compliance with this Agreement; and (iii) replace the Goods with non-infringing versions that comply with the requirements of this Agreement. At Apple’s request, Supplier shall [CONFIDENTIAL TREATMENT REQUESTED] Goods and [CONFIDENTIAL TREATMENT REQUESTED].

13. Confidentiality

13.1. Confidential Information (as defined in the NDA) disclosed by one Party to the other in connection with this Agreement is subject to the NDA.

13.2. Supplier shall not, without Apple’s prior written consent, disclose the existence of this Agreement, any terms and conditions hereof, or the fact that Supplier provide any goods or services for use in Apple products, or any information about (i) any Goods that contain or that are based on Apple’s Confidential Information, (ii) Apple products into which Goods are incorporated, or (iii) how Apple procures the Goods directly or indirectly.

13.3. Supplier may disclose Confidential Information to subcontractors that have been approved by Apple pursuant to Section 7.2 above and to Supplier Affiliates that in each case (i) have a need to know in connection with this Agreement, and (ii) are bound by a written agreement that prohibits unauthorized disclosure and use of Apple’s Confidential Information that is at least as restrictive as the terms and conditions of the NDA.

14. Term & Termination

14.1. Term. The term of this Agreement begins on the Effective Date and continues until terminated by either party in accordance with Section 14.2 below.

14.2. Termination for Cause. Each party may terminate this Agreement for material breach. Such termination will be effective 30 days after written Notice if the cause remains uncured, or, if the cause is incurable, such as breach of confidentiality obligations, immediately upon written Notice. Each party may terminate this Agreement immediately upon written Notice to the other party if the other party becomes insolvent, makes an assignment for the benefit of creditors, or files or is the subject of a petition in bankruptcy.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

14.3. Survival. Provisions in this Agreement, which by their nature, should remain in effect beyond termination or expiration of this Agreement will survive until fulfilled, including Sections 3, 5-16. In addition, if Company terminates this Agreement in accordance with Section 14.2 above, the following sections of this Agreement shall survive with respect to any Goods subject to an SOW as of the date of the termination and any Goods that are in production as of the date of the termination until 24 months after the termination date to allow Apple to transition to another supplier: Sections 2-16.

15. Limitation of Liability

15.1. In no event will either Party be entitled to incidental, indirect, consequential, or punitive damages, including without limitation, lost profits, lost revenues or business interruption based on any breach or default of the other Party, except with respect to the following:

(a) breach by Supplier of Section [CONFIDENTIAL TREATMENT REQUESTED];

(b) breach by Supplier of Section [CONFIDENTIAL TREATMENT REQUESTED]; and

(c) breach by Supplier of Section [CONFIDENTIAL TREATMENT REQUESTED];

(d) breach by either Party of Section [CONFIDENTIAL TREATMENT REQUESTED].

16. Miscellaneous

16.1. General Terms & Conditions. This Agreement is subject to the general terms and conditions set forth in Attachment 2, which are incorporated herein.

16.2. Apple Requirements Documents. Supplier shall comply with the latest versions of the documents referenced in Attachment 3.

16.3. Supplier Affiliates. Company shall direct each Supplier Affiliate, if any, to comply with the terms and conditions of this Agreement. Company hereby guarantees the performance of the terms and conditions of this Agreement by Supplier Affiliates. Any breach of this Agreement by a Supplier Affiliate is deemed to be a breach of this Agreement by Company, and Company and the Supplier Affiliate are jointly and severally liable for any such breach.

16.4. Complete Agreement/Precedence. The parties agree that this Agreement and the NDA, including attachments to any of the foregoing, constitute the complete and exclusive agreement between them superseding all contemporaneous and prior agreements (written and oral) and all other communications between them relating to the subject matter of this Agreement. Neither of the Parties is to be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter of this Agreement other than as expressly provided in this Agreement. No oral explanation or oral information by a Party hereto shall alter the meaning or interpretation of this Agreement. The terms and conditions of this Agreement will prevail notwithstanding any different, conflicting or additional terms and conditions that may appear in any purchase order, acknowledgment or other writing not expressly incorporated into the Agreement. To the extent the terms and conditions in an SOW conflict with this Agreement, the terms and conditions of the SOW shall govern with respect to the subject matter of such SOW. Prior agreements between the Parties should not be used by the Parties or the court to argue or determine whether the parties have agreed to give up rights that were included in those agreements that do not appear here or to provide context to the terms of this Agreement.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Acknowledged and agreed by their duly authorized representatives.

Apple Inc.		Multi-Fineline Electronix, Inc. (M-FLEX)
By:	/s/ Matthew W. Leopold	By:	/s/ Reza A. Meshgin
Name	Matthew W. Leopold	Name:	Reza A. Meshgin
Title:	Sr. Manager	Title:	CEO
Date:	4/30/2012	Date:	5/2/2012

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Attachment 1

Definitions

“Apple Affiliate” means any entity authorized by Apple to procure Goods or related services under the Agreement.

“Apple Personnel” means officers, directors, agents, consultants, contractors, and employees of Apple or of any of its Related Entities.

[CONFIDENTIAL TREATMENT REQUESTED]

“Authorized Purchaser” means Apple or Apple Affiliate, as the case may be.

“Change of Control Transaction” means a single transaction, or a transaction that is part of a series of transactions, to transfer, assign, sell, lease, loan or otherwise dispose of any material portion of the tangible or intangible assets, personnel, technology, equipment, or business of Supplier or its Related Entities involved in or relating to, in any manner, the development, production, or servicing of Goods.

[CONFIDENTIAL TREATMENT REQUESTED] means [CONFIDENTIAL TREATMENT REQUESTED] as defined by the International Chamber of Commerce in its publication, Incoterms 2000; ICC Official Rules for the Interpretation of Trade Terms.

[CONFIDENTIAL TREATMENT REQUESTED] means [CONFIDENTIAL TREATMENT REQUESTED] as defined by the International Chamber of Commerce in its publication, Incoterms 2000; ICC Official Rules for the Interpretation of Trade Terms.

“Excessive Failure” occurs when the Failure Rate exceeds the Excessive Failure Threshold.

“Excessive Failure Threshold” is (i) [CONFIDENTIAL TREATMENT REQUESTED] for Excessive Failures due to the same or substantially same defect; and (ii) [CONFIDENTIAL TREATMENT REQUESTED] for Excessive Failures due to any defect or defects.

[CONFIDENTIAL TREATMENT REQUESTED] has the meaning defined by the International Chamber of Commerce in its publication, Incoterms 2000; ICC Official Rules for the Interpretation of Trade Terms.

“Failure Rate” equals [CONFIDENTIAL TREATMENT REQUESTED] where:

A = the [CONFIDENTIAL TREATMENT REQUESTED].

B = the [CONFIDENTIAL TREATMENT REQUESTED].

“Goods” means Supplier’s products that are identified in an SOW, and any other products not identified in an SOW that Supplier offers for sale to Authorized Purchasers to the extent that such products are not covered under the terms and conditions of a separate written agreement signed by the Parties.

“Intellectual Property Rights” means all current and future rights in copyrights, trade secrets, trademarks, mask works, patents, and other intellectual property rights, including, in each case whether unregistered, registered or comprising an application for registration, and all rights and forms of protection of a similar nature or having equivalent or similar effect to any of the foregoing that may exist anywhere in the world.

“Lead-Time” means the lead time set forth in the applicable SOW or if none, the minimum amount of time to produce the Goods in advance of the requested delivery date using the most efficient inventory management practices.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[CONFIDENTIAL TREATMENT REQUESTED]

“NDA” means Non Disclosure Agreement.

“Notice” means a written notification addressed to the authorized representative(s) of the a party, which notification will be deemed given: (i) when delivered personally; (ii) when sent by confirmed facsimile; (iii) one day after having been sent by commercial overnight carrier specifying next-day delivery with written verification of receipt; or (iv) three days after having been sent by first class or certified mail postage prepaid. A copy of any notice sent to Apple must also be sent simultaneously to Apple’s General Counsel at Apple Inc., 1 Infinite Loop, Cupertino, CA 95014, United States, or by fax to (408) 974-8530.

“Party” or “Parties” means Apple or Company individually or collectively.

“Related Entity” means a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other business entity that controls, is controlled by, or is under common control with an entity, where “control” means that the entity possesses, directly or indirectly, the power to direct or cause the direction of the management policies of the other entity, whether through ownership of voting securities, an interest in registered capital, by contract, or otherwise.

“Safety Risk” occurs when the Goods present a risk of bodily injury or property damage.

“Service Units” means Goods supplied to support Apple’s ability to replace or repair Apple products post sale.

“SOW” means a statement of work that references this Agreement and that is signed by the Parties.

“Specifications” means the most current version of all applicable specifications and requirements that Apple may provide from time to time, the specifications and requirements set forth in the documents referenced in the Agreement or the applicable SOW, and any relevant specifications, drawings, samples or other descriptions provided by Supplier and approved by Apple in writing.

“Supplier” means Company or Supplier Affiliate, as the case may be.

“Supplier Affiliate” means any corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other business entity that is controlled by Company, where “control” means that Company possesses, directly or indirectly, the power to direct or cause the direction of the management policies of the entity, whether through ownership of voting securities, an interest in registered capital, by contract, or otherwise, that is a party to an SOW or is otherwise authorized by Apple to provide Goods or related services under the Agreement.

“Supplier Personnel” means officers, directors, agents, consultants, contractors, and employees of Supplier or any of its Related Entities.

[CONFIDENTIAL TREATMENT REQUESTED]

“Technology” means all ideas, creations, works, processes, designs and methods that are patentable, copyrightable, registrable as a mask work, protectable as a trade secret or otherwise protectable as an Intellectual Property Right.

“Warranty Period” means the period that is [CONFIDENTIAL TREATMENT REQUESTED] from the date of manufacture of the Goods.

“WIP” means work in progress.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Attachment 2

General Terms & Conditions

Press Releases and Publicity. Supplier shall not issue a press release or other publicity regarding the Agreement or its subject matter without Apple’s prior written consent.

Compliance with Laws. Supplier shall comply with all applicable laws and regulations in performing its obligations under the Agreement, including all applicable employment, tax, export control and environmental laws and regulations. Without limiting this requirement Supplier shall not export, re-export, sell, resell or transfer any customer data or any export-controlled commodity, technical data or software (i) in violation of any law, regulation, order, policy or other limitation imposed by the United States (including the United States Export Administration regulations) or any other government authority with jurisdiction; or (ii) to any country for which an export license or other governmental approval is required at the time of export, without first obtaining all necessary licenses or equivalent. To the extent that Goods will be transported into the United States, Supplier represents that either (a) it is C-TPAT-certified by U.S. Customs & Border Protection, and will maintain that certification throughout the term of the Agreement, or (b) it will comply with the C-TPAT (Customs-Trade Partnership Against Terrorism) security procedures that may be found on the Customs website at www.cbp.gov <http://www.cbp.gov> (or such other website that the C-TPAT security procedures may be moved to by the U.S. Government).

Supplier Code of Conduct. Apple is committed to ensuring that working conditions in Apple’s supply chain are safe, that workers are treated with respect and dignity, and that manufacturing processes are environmentally responsible. To this end, Apple has developed the Supplier Code of Conduct, which is available upon request. Supplier acknowledges the Supplier Code of Conduct and agrees to implement its requirements, as amended from time-to-time by Apple in accordance with the Agreement. Notwithstanding anything to the contrary in the Agreement, Supplier agrees to: (i) allow Apple or a third party appointed by Apple to audit and inspect Supplier’s records and facilities and to interview Supplier’s personnel at any time without advance notice or consent to confirm compliance with the Supplier Code of Conduct; (ii) provide access to Supplier’s records, facilities and personnel without disruption and without monitoring as part of the audit and inspection; (iii) allow Apple or a third party appointed by Apple to audit and inspect working hours and conditions, remuneration, on-site living conditions, and environmental practices; (iv) not request or encourage, directly or indirectly, any Supplier personnel to furnish false or incomplete information in connection with the audit and inspection; (v) not take retaliatory action against any Supplier personnel interviewed; and (vi) immediately implement corrective action to remedy any non-conformance with the Supplier Code of Conduct. Apple reserves the right to disclose publicly the aggregated results of any such audit and inspection, including any non-conformance with the Supplier Code of Conduct. Supplier’s failure to remedy any material non-conformance with the Supplier Code of Conduct after a reasonably amount of time is deemed to be a material breach of the Agreement.

Ethics and Business Conduct. Supplier and Supplier Affiliates shall comply with the United States Foreign Corrupt Practices Act (the “FCPA”), Apple’s policies relating to ethical business conduct and the FCPA, and any anti-bribery or similar law or regulation in any jurisdiction where business will be conducted or services performed in connection with this Agreement. Supplier and Supplier Affiliates shall not directly or indirectly offer, promise, pay, or give anything of value to any employee or official of a government, government controlled enterprise or company, political party, candidate for political office (or to any other person while being aware of or having a belief that it will be passed on to any of the above) to influence any act or decision by such person or by any governmental body for the purpose of obtaining, retaining or directing business to Apple. Supplier shall notify Apple of any circumstances whereby an owner, partner, officer, director or employee of Supplier or any Supplier Affiliate has been or will become, during the term of this Agreement (i) an official or employee of a governmental entity or political party or (ii) a candidate for political office.

Insurance and Loss Prevention. Supplier shall, at no cost to Apple or any other Authorized Purchaser, maintain the following minimum insurance in full force and effect throughout the term of the Agreement: (i) commercial general liability, including products/completed operations and personal injury coverage,

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

with coverage of not less than [CONFIDENTIAL TREATMENT REQUESTED] combined single limit per occurrence and [CONFIDENTIAL TREATMENT REQUESTED] annual aggregate; (ii) umbrella liability, including products/completed operations, with limits of not less than [CONFIDENTIAL TREATMENT REQUESTED] each occurrence; (iii) automobile liability with limits of not less than [CONFIDENTIAL TREATMENT REQUESTED] each accident, bodily injury and property damage combined; (iv) workers’ compensation and employer’s liability in compliance with all statutory regulations in any state or country where any of the Goods are provided, manufactured or delivered; (v) electronics errors and omissions coverage that covers claims arising out of design specifications provided by Supplier; and (vi) property insurance, all-risk, subject to standard exclusions that covers Apple property while in Supplier’s care, custody or control. All insurance coverage that Supplier is obligated to carry pursuant to this paragraph will (i) (excepting workers’ compensation and employer’s liability) name Apple, and any other party which Apple may reasonably designate, as an additional insured; and (ii) provide a 30-day notice period for cancellation or reduction in coverage or limits. Supplier shall deliver to Apple’s Procurement Department (1 Infinite Loop, M/S 35-PO, Cupertino, California 95014) one or more certificates of insurance showing evidence of the coverage required above. Supplier agrees to comply with the insurance and loss prevention requirements set forth in the document(s), if any, referenced in the Apple Requirements Document. Apple reserves the right to perform risk evaluations of Supplier’s facilities and Supplier agrees to work with Apple to upgrade any facility that does not comply with such requirements.

Independent Efforts and Similar Goods. Provided there is no infringement of the other Party’s intellectual property rights, nothing in the Agreement will impair either Party’s right to develop, manufacture, purchase, use or market, directly or indirectly, alone or with others, products or services competitive with those offered by the other.

Public Software. Supplier shall not, without Apple’s prior written consent, (i) incorporate, combine, or distribute with any Goods, or any derivative thereof, any Public Software; or (ii) use Public Software in the development of the Goods, in such a way that would cause the Goods, or any derivative thereof, to be subject to all or part of the license obligations or other intellectual property-related terms with respect to such Public Software, including the obligations that the Goods, or any derivative thereof be disclosed or distributed as Source Code, be licensed for the purpose of making derivatives of such software, or be redistributed free of charge, contrary to the terms and conditions of this Agreement.

[CONFIDENTIAL TREATMENT REQUESTED]. Apple has agreements with certain suppliers under which [CONFIDENTIAL TREATMENT REQUESTED] that Supplier purchases from those suppliers. If the price paid by Supplier to [CONFIDENTIAL TREATMENT REQUESTED], Apple may receive a [CONFIDENTIAL TREATMENT REQUESTED].

Relationship of Parties. Apple and Supplier are independent contractors. Nothing in the Agreement creates a joint venture, partnership, franchise, employment or agency relationship or fiduciary duty of any kind. Neither Party will have the power, and will not hold itself out as having the power, to act for or in the name of or to bind the other Party. Except as expressly provided, the Agreement is not for the benefit of any third parties.

Assignment. No Party may assign or delegate its rights or obligations under the Agreement without the other’s prior written consent. However, Apple may assign all of its rights and obligations under the Agreement in connection with a Change of Control Transaction without the consent of Supplier. The Agreement shall be binding upon, and inure to the benefit of, the successors, representatives, and administrators of the Parties. Prior to the consummation of any Change of Control Transaction, Supplier shall obtain from each other party to such transaction(s) a written agreement binding such other party to Supplier’s obligations under the Agreement.

Force Majeure. No Party will be liable for delay or failure to fulfill its obligations under the Agreement due to acts of God beyond its reasonable control, provided it promptly notifies the other party and uses reasonable efforts to correct such failure or delay in its performance.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

No Waiver. No delay or failure to act in the event of a breach of the Agreement will be deemed a waiver of that or any subsequent breach of any provision of the Agreement. Any remedies at law or equity not specifically disclaimed or modified by the Agreement remain available to both Parties.

Governing Law. The Agreement and the rights and obligations of the Parties will be governed by and construed and enforced in accordance with the laws of the State of California as applied to agreements entered into and to be performed entirely within California between California residents, without regard to conflicts of law principles. The Parties expressly agree that the provisions of the United Nations Convention on Contracts for the International Sale of Goods will not apply to the Agreement or to their relationship.

Dispute Resolution, Jurisdiction and Venue. If there is a dispute between the Parties, the Parties agree that they will first attempt to resolve the dispute through one senior management member of each Party named as a representative of the Party to resolve the dispute. If they are unable to do so within 60 days after the complaining Party’s written notice to the other Party, the parties will then seek to resolve the dispute through non-binding mediation conducted in Santa Clara County or San Francisco County, California. Each Party must bear its own expenses in connection with the mediation and must share equally the fees and expenses of the mediator. If the Parties are unable to resolve the dispute within 60 days after commencing mediation, either Party may commence litigation in the state or federal courts in Santa Clara County, California. The Parties irrevocably submit to the exclusive jurisdiction of those courts and agree that final judgment in any action or proceeding brought in such courts will be conclusive and may be enforced in any other jurisdiction by suit on the judgment (a certified copy of which will be conclusive evidence of the judgment) or in any other manner provided by law. Process served personally or by registered or certified mail, return receipt requested, will constitute adequate service of process in any such action, suit or proceeding. Each party irrevocably waives to the fullest extent permitted by applicable law (i) any objection it may have to the laying of venue in any court referred to above; (ii) any claim that any such action or proceeding has been brought in an inconvenient forum; and (iii) any immunity that it or its assets may have from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process. The terms of this provision apply whether or not the dispute arises out of or relates to the Agreement, unless the dispute is governed by a separate written agreement.

Notwithstanding anything to the contrary in the immediately preceding paragraph, either party may seek equitable relief in order to protect its Confidential Information, Intellectual Property Rights, or other rights under the Agreement at any time, before any court of competent jurisdiction under applicable law. The parties hereby waive any bond requirements for obtaining equitable relief.

Construction. The section headings in the Agreement are for convenience only and are not to be considered in construing or interpreting the Agreement. References to sections, schedules, exhibits, and SOWs are references to sections of, and exhibits, schedules and SOWs to, the Agreement, and the word “herein” and words of similar meaning refer to the Agreement in its entirety and not to any particular section or provision. The phrase “third party” means any person, partnership, corporation or other entity not a party to the Agreement. The words “will” and “shall” are used in a mandatory, not a permissive, sense, and the word “including” is intended to be exemplary, not exhaustive, and will be deemed followed by “without limitation. Any requirement to obtain a Party’s consent is a requirement to obtain such consent in each instance.

Severability. If a court of competent jurisdiction finds any provision of the Agreement unlawful or unenforceable, that provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of the Agreement will continue in full force and effect.

Counterparts. The Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Attachment 3

Apple Requirements Documents

[CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED] [CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Attachment 4

Technical Support Response Times

Priority	Assignment	Analysis	Reproduction	Resolution
Blocking	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]
Critical	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]
Non-Critical	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]

Where:

“Assignment” means assignment of the issue to the relevant engineer and confirmation by such engineer that the issue report is sufficient to enable analysis.

“Analysis” means presentation to Apple of a preliminary report on the nature of the issue, the likely cause(s), and the possible resolutions.

“Days” refers to calendar days.

“Reproduction” means successful reproduction of the issue, and presentation to Apple of a full Analysis.

“Resolution” means providing Apple a solution to address the issue.

“Priority” shall be defined as follows:

“Blocking” is defined as preventing manufacturing or assembly of Goods or of Apple products.

“Critical” is defined as likely to impact the schedule if not resolved within the Resolution period.

“Non-Critical” is defined as not having an immediate impact on schedule.

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Attachment 5

Pricing Addendum

[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]
[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]	[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED]

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Attachment 6

Form Disclosure Authorization

[SUPPLIER] (“Supplier”) supplies the [CONFIDENTIAL TREATMENT REQUESTED], for use in Apple products (the “Goods”):

•	[TBD]

Supplier hereby [CONFIDENTIAL TREATMENT REQUESTED] the following information to Apple in connection with the Goods (collectively, the “Disclosed Information”):

•	[TBD]

Acknowledged and agreed by their duly authorized representatives.

Apple Inc.	[SUPPLIER]

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

[CONFIDENTIAL TREATMENT REQUESTED]

By:
Name:
Title:
Date:

[CONFIDENTIAL TREATMENT REQUESTED] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.